Exhibit 10.18

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Confidential Treatment Requested

Under 17 C.F.R.§§ 200.80 (b) (4)

And 240.24b-2

SEMI-EXCLUSIVE BNP DIAGNOSTIC LICENSE AGREEMENT
between
BIOSITE DIAGNOSTICS INCORPORATED and SCIOS INC.

THIS LICENSE AGREEMENT (the “Agreement”) is made effective the 30th day of December, 1996 (the “Effective Date”), by and between BIOSITE DIAGNOSTICS INCORPORATED, a corporation organized under the laws of Delaware with its principal place of business at 11030 Roselle Street, San Diego, California 92121 (“Biosite”), and SCIOS INC., a corporation organized under the laws of the State of Delaware with a principal place of business at 2450 Bayshore Parkway, Mountain View, California 94043 (“Scios”).

BACKGROUND

A.                                   Scios owns or controls certain Patent Rights and Know-how related to the human protein known as B-type natriuretic peptide (“BNP”) and to reagents and methods useful in assaying levels of BNP in human biological fluids; and

B.                                     Biosite is in the business of developing, manufacturing and selling diagnostic products and related equipment and is desirous of developing a diagnostic product for assaying levels of BNP and marketing the product worldwide outside of Japan, where the Patent Rights and Know-how have been previously licensed to [***]; and

C.                                     Scios is willing, subject to the terms and conditions set forth herein, to grant Biosite a semi-exclusive license under the Patent Rights and Know-how to make, have made, use, offer for sale, sell and import such a diagnostic product;

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NOW, THEREFORE, Scios and Biosite agree as follows:

1. DEFINITIONS

1.1                                 “Affiliate” means, as to a party to this Agreement, any corporation, company, partnership, joint venture or other entity which controls, is controlled by, or is under common control with, such party. For purposes of this Section 1.1, control shall mean, without limitation: (a) in the case of corporate entities, the direct or indirect ownership of at least fifty percent (50%) of the stock or participating shares entitled to vote for the election of directors; and (b) in the case of a partnership, the power customarily held by a general partner to direct the management and policies of such partnership.

1.2                                 “Expanded Field” means the testing of biological samples to determine BNP levels, which testing is carried out using [***], including without limitation [***] for use on [***] and [***], excluding the Field.

1.3                                 “Field” means the testing of biological samples to determine BNP levels, which testing is carried out using [***] or [***] and [***], [***], and whether [***].

1.4                                 “Know-how” means information and data of any type whatsoever, which is not generally known, including but not limited to formulae, processes, protocols, techniques, results of experimentation, amino acid and DNA sequences and testing and biological materials, reagents and organisms (including monoclonal antibodies and hybridoma cells) in the possession or control of Scios which relate to BNP and/or assays for determining BNP levels in biological materials and which are necessary or useful for the development, manufacture, use, regulatory approval or sale of Licensed Product.

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1.5                                 “Licensed Product” means any diagnostic test, reagent(s) or kit that (a) is useful for carrying out [***] to determine levels of BNP in biological materials, which assay [***] or a [***] of the [***] within the Territory, if [***]; and (b) (i) if made, used, offered for sale, sold or imported, absent the license granted hereby, would infringe the valid claims of the Patent Rights (if in an issued patent), or (ii) contains, incorporates, uses or was developed using the Know how. As used herein, a “valid claim” is a claim which has not been dedicated to the public or held invalid or unenforceable by a non-appealed or non-appealable decision of a court of competent jurisdiction.

1.6                                 “Net Sales” means the sum (without duplication) of:

(a)          invoiced sales price of Licensed Products sold by Biosite and its sublicensees, if any, to independent customers who are not Affiliates, less the following to the extent paid or accrued by Biosite or its sublicensees, if any, and not reimbursed (separate from the invoiced sales price) by or credited to the independent customer: (i) credits, allowances, discounts and rebates to, and chargebacks from the account of, such independent customers for spoiled, damaged, out-dated, rejected or returned Licensed Products; (ii) actual freight and insurance costs incurred in transporting Licensed Products to such independent customers; (iii) reasonable and customary cash, quantity and trade discounts, and other price reduction programs, actually given to the independent customer; (iv) sales, use, value-added and other direct taxes, and (v) customs duties, surcharges and other governmental charges incurred in connection with the exportation or importation of Licensed Products;

(b)         any other monetary consideration received by Biosite and its sublicensees, if any, from independent customers for the use of Licensed Product where such consideration is based upon the number of diagnostic tests carried out by the independent customer to determine BNP levels in samples, including without limitation charges designated as use, rental or installment purchase payments for

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automated diagnostic testing equipment provided to the independent customer by Biosite or its sublicensees or Affiliates; and

(c)          any amounts received by Biosite and its sublicensees from independent customers who are not Affiliates as fees for carrying out diagnostic tests to determine levels of BNP in samples using Licensed Product, less the following to the extent paid or accrued by Biosite or its sublicensees, if any, and not reimbursed (separate from the invoiced sales price) by or credited to the independent customers (i) reasonable and customary cash, quantity and trade discounts, and other price reduction programs, actually given to the independent customer, and (ii) sales, use, value-added and other direct taxes.

1.7                                 “Patent Rights” means, collectively, (a) those existing patents and patent applications listed on Appendix A attached hereto, (b) any patents which have issued or in the future issue therefrom, (c) all substitutions, extensions, reissues, renewals, divisions, continuations, or continuations-in-part for or of the foregoing, (d) all foreign counterparts of the foregoing, and (e) any additional patent applications or patents in the Territory that Scios owns during the term of this Agreement and that claim compositions of matter or methods useful in developing, making or using Licensed Products.

1.8                                 “PMA” means an application to the United States Food and Drug Administration (“FDA”) for premarketing approval of diagnostic product filed pursuant to 21 U.S.C. §513(f).

1.9                                 “510K” means an application to the FDA seeking approval to market a Licensed Product that is filed pursuant to 21 U.S.C. §510(k).

1.10                           “Territory” means all countries of the world except Japan.

1.11                           “Third Party” means a party other than Scios, its other licensees under the Know-how and Patent Rights, Biosite and its sublicensees.

2. RIGHTS GRANTED

2.1                                 Grant. Scios hereby grants to Biosite, subject to the terms and conditions set forth herein, the semi-exclusive right and license under the Patent Rights and Know-how to develop and seek regulatory approval for any diagnostic test, reagent(s) or kit that is useful for carrying out [***] to determine levels of BNP in [***] materials, and to [***] Licensed Products in the Field within the Territory. Specifically excluded is any product containing BNP which is used or intended for use or administered for therapeutic purposes, as to which Scios shall have complete freedom to develop such therapeutic product itself or with others in any manner.

2.2                                 Option for Expanded Field. Scios hereby grants to Biosite, subject to the terms and conditions set forth herein, an option, which may be exercised by Biosite upon notice to Scios and payment of the option fee set forth in Section 3.3, to modify the semi-exclusive right and license granted in Section 2.1 to additionally include the Expanded Field. Such modification shall apply prospectively from the date of notice and payment of the option fee by Biosite. The modified semi-exclusive right and license shall be subject to all other terms and conditions of this Agreement.

2.3                                 Sublicenses. In any country within the Territory, Biosite may grant [***] under the rights granted in Section 2.1 and Section 2.2 to [***] (which may, but need not be, [***] Biosite), provided [***] or [***]. Any sublicense shall be consistent in all respects with the license provisions of this Agreement. A copy of each sublicense (with any financial, technical or other confidential information redacted) shall be sent to Scios within [***] days of signature. [***]  Upon any termination of this Agreement between Biosite and Scios prior to its full term, all sublicenses shall terminate; provided

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that, if Biosite has granted any sublicense in the [***], Scios agrees to allow the sublicensee to continue its activity as [***] under this Agreement in the territory of its sublicense from Biosite.

2.4                                 Additional Licenses. Scios reserves the right to grant as to the Territory additional licenses under the Patent Rights and Know-how permitting the creation of competing diagnostic products; provided, however, that Scios agrees that a maximum of three entities (inclusive of Biosite [***]) shall be authorized at any time under licenses granted by Scios under the Patent Rights and Know-how within the Territory to [***] Licensed Products in any country.

3. PAYMENTS AND ROYALTIES

3.1                                 Initial Payment. In consideration of the license rights set forth herein, Biosite shall pay to Scios an initial payment of [***] ($[***]) upon execution of this Agreement. The foregoing amount shall not be refundable or creditable against any other amount payable hereunder.

3.2                                 Milestone Payments. Biosite shall make the following payments to Scios, [***] shall be [***] against any other amount payable hereunder, within [***] of the date or event indicated:

(a)                                  [***] ($[***]) upon [***] of a Licensed Product or [***] from the Effective Date, whichever occurs first;

(b)                                 [***] ($[***]) upon the first commercial sale of a Licensed Product in any country within the Territory,

(c)                                  [***] ($[***]) upon approval by the FDA to market a Licensed Product for [***].

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3.3                                 Option Payment. In the event that Biosite exercises the option to modify the semi-exclusive right and license to additionally include the Expanded Field, as provided for in Section 2.2, Biosite shall pay Scios an option exercise fee of [***] ($[***]) [***] notifies Scios that it is exercising the option. Such option exercise fee shall [***] against any other amount payable hereunder.

3.4                                 Royalties. Within [***] following the end of each calendar quarter during the term of this Agreement, Biosite shall pay to Scios earned royalties based on Net Sales of Licensed Products during the previous calendar quarter. Royalties shall be paid at the following rate, [***]:

(a)	[***]	[***]%

(b)	[***]	[***]%

(c)	[***]	[***]%

3.5                                 Term of Royalty Obligation. Subject to the termination provisions of Sections 11.2 and 11.3 below, Biosite’s obligation to pay royalties will expire, on a country-by-country basis, on [***] (a) the date when the last Patent Right in such country expires, lapses or is invalidated, or (b) [***] on which sales of Licensed Product [***], unless applicable law requires that the obligation expire sooner, in which case the obligation shall continue for the maximum period allowed by law.

3.6                                 Most Favored Licensee. In the event that Scios grants a license to a Third Party to sell Licensed Product under the Patent Rights and Know-how having a more favorable royalty rate than that set forth in Section 3.4 of this Agreement, this Agreement shall be modified by replacing the royalty rates in Section 3.4 with the royalty rates in such Third Party agreement. Biosite shall not have the right to require modification of any other financial terms of this Agreement to conform to any terms of any agreement between Scios and a Third Party relating to the subject matter of this Agreement.

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3.7                                 Place of Payment; Currency Conversion. All royalty payments due Scios shall be payable in United States dollars at Scios’ office in Mountain View, California, or such other place as may be designated by Scios from time to time. For sales made in a currency other than United States dollars, royalties payable under this Agreement shall be determined by converting the total royalty on Net Sales computed in the currency of sale for a calendar quarter into United States dollars using the closing spot exchange rate between the two currencies quoted in The Wall Street Journal (United States edition) on the last day of the applicable calendar quarter.

3.8                                 Taxation of Royalties.

(a)                                  Scios shall be solely responsible for and shall bear all withholding, value-added or other taxes, levies or charges (other than United States taxes) with respect to any royalties owing to Scios hereunder which are required by any governmental authority to be paid or withheld by Biosite or its sublicensees. Scios hereby authorizes Biosite to withhold such taxes from the payments which are payable to Scios in accordance with this Agreement if Biosite is either required to do so under the tax laws of the country of sale or the United States or directed to do so by an agency of either such government. Whenever Biosite deducts such tax from any payments due Scios, then Biosite shall furnish Scios with an original or copy of tax certificate, as required by the United States Internal Revenue Service, showing the payment of such tax.

(b)                                 In the event any royalty payments which are due to Scios under this Agreement are subject to any tax other than specified in Section 3.8(a), Biosite shall bear such tax.

3.9                                 Restrictions on Remittance. lf, at any time, legal restrictions prevent the prompt remittance of part or all royalties with respect to any country in the Territory where Licensed Product is sold, Biosite shall have the right to make such payments by depositing the amount thereof in local currency to Scios’ account in a bank or other depository institution in such country.

3.10                           [***]. Without the prior consent of Scios, Biosite shall not [***] any [***] in [***] for the [***] other than as would be [***] of such [***] at the [***] thereof.

4. REPORTS

4.1                                 Milestones. Biosite shall report to Scios within [***] of its occurrence (a) the date on which any event listed in Section 3.2 occurred and (b) the date of [***] of each Licensed Product in each country.

4.2                                 Quarterly Sales Reports. With each quarterly payment made under Section 3.4, Biosite shall deliver a full and accurate accounting of all [***] of Licensed Products by Biosite for the quarterly calendar period. Each such report shall include at least the following information: (a) gross invoiced [***] from sales of Licensed Products and [***]; (b) any [***] from gross [***] used to arrive at [***] as defined in Section 1.6; and (c) Biosite’s computation of the aggregate [***] payable to Scios.

5. DILIGENCE

5.1                                 Responsibility of Biosite. Biosite shall have the full responsibility for the development of Licensed Products, including all testing and filings required to seek regulatory approval to market such Licensed Products, the manufacture of Licensed Product (subject to Scios’ right to supply BNP for use in Licensed Product as set forth in Section 8.1) and distribution of Licensed Product. Biosite shall bear the expense for all such activities.

5.2                                 Diligence Milestones. Biosite shall use commercially reasonable efforts consistent with sound business judgment to develop and market Licensed Products within

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the Territory and to accomplish each of the following objectives [***]:

(a)          [***] with a [***] or [***] from [***]

(b)         [***] from the [***].

(c)          [***] Licensed Product in [***], other than [***], [***] from the [***];

(d)         [***] (if a [***] for [***] in the [***]) or a [***] (if a [***] for [***] in the [***]) [***] from the [***].

If Biosite does not achieve either of the objectives stated in (a) or (b) [***], then Scios shall have the right to terminate this Agreement effective upon [***] prior written notice to Biosite; provided, however, if during such [***] period, Biosite provides Scios with reasonably satisfactory evidence that the delay in achieving the objective was not due to a lack of diligence on the part of Biosite and was due to [***] beyond the reasonable control of Biosite, then [***] of such objectives shall be extended for such [***] as the parties mutually agree, which shall not be [***]. If, at the end of such additional period, Biosite shall not have achieved the objective(s) due to be completed, or Scios and Biosite have not agreed on a [***] for completion of such objectives, Scios shall have the right to terminate the Agreement, which termination shall take effect upon [***] prior written notice from Scios to Biosite. Scios’ right to terminate this Agreement shall be its sole and exclusive remedy for any breach by Biosite of the diligence obligations under this Section 5.2.

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5.3                                 Diligence Reports. Within [***] after each anniversary of the Effective Date until the [***], Biosite shall provide Scios with a written report summarizing Biosite’s development activities during the [***] period preceding the anniversary date. Such reports shall constitute confidential information which shall be treated as provided in Section 10.1. In addition, if requested by Scios, Biosite shall meet with Scios annually to review progress in the development of Licensed Products.

6. BOOKS AND RECORDS

6.1                                 Books and Records; Audits. Biosite shall keep full and accurate accounting records containing all particulars that may be necessary for the purpose of calculating all royalties accrued to Scios. Upon the written request of Scios and not more than once in each calendar year, Biosite shall permit an independent certified public accounting firm of nationally recognized standing, selected by Scios and reasonably acceptable to Biosite, to have access during normal business hours to such of the records of Biosite as may be reasonably necessary to verify the accuracy of the royalty reports hereunder for any year ending not more than thirty-six (36) months prior to the date of such request. The accounting firm shall disclose to Scios only whether the reports are correct or not and the specific details concerning any discrepancies. No other information shall be shared. An adjusting payment shall be made upon accurate demonstration of any underpayment.

6.2                                 Cost of Audits. The fees and expenses of Scios or Scios’ designee performing an examination pursuant to Section 6.1 shall be borne by Scios; provided, however, that if any audit accurately shall show that Biosite underpaid the royalties due to Scios under this Agreement as to the period being audited by more than [***] of the amount that was payable for such period, then Biosite shall, in addition to immediately paying to Scios any such deficiency, reimburse Scios for the cost of such audit.

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6.3                                 Period to be Kept. Books and records required to be maintained by Biosite hereunder shall be preserved for at least [***] from the date of the royalty payment to which they pertain.

7. TRANSFER OF KNOW-HOW

7.1                                 Development, Use and Sale of Licensed Product. Biosite acknowledges that certain information relating to [***] for [***] and [***] on its [***] for [***], which constitute Know-how hereunder, has been transferred to it by Scios prior to the Effective Date pursuant to a certain Confidential Disclosure Agreement between the parties dated October 15, 1996. All Know-how transferred prior to the Effective Date shall be considered Know-how subject to the provisions of this Agreement. Scios shall deliver to Biosite, within [***] of the Effective Date the [***] listed on [***] and upon the request of Biosite, any additional Know-how that is needed by Biosite to develop a prototype Licensed Product from the [***] received from Scios. The manner in which such Know-how is transferred shall be [***]. Scios shall devote up to [***], as needed, to accomplish the initial transfer of such Know-how at no cost to Biosite. Any additional time provided shall be [***] at a [***] (which is [***] as of [***]) upon receipt of an [***]. Except to the extent necessary to enable Biosite to obtain marketing approval within the Territory, Know-how related to the manufacture of BNP shall not be transferred unless Biosite undertakes the recombinant manufacture of BNP pursuant to the provisions of Section 8.4.

7.2                                 Manufacture of BNP. In the event that Biosite or a [***] of Biosite undertakes the manufacture of BNP pursuant to Section 8.4, upon request by Biosite or its [***] Scios shall, at no cost to Biosite or its [***], transfer to Biosite or its [***] the [***] Scios used to produce BNP [***] and other Know-how related to the [***] manufacture of BNP. Because of the highly

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proprietary nature and great competitive value of the [***], Biosite specifically (a) acknowledges that all information concerning the [***] provided by Scios to Biosite or its [***] shall be subject to the confidentiality provisions of Section 10.1 and (b) agrees that Biosite or its [***] shall use such [***] and related information (and each part thereof) solely for its own manufacture of BNP for use in Licensed Products and not for the manufacture of any other biological material or product and shall not transfer such [***] to any Third Party except as otherwise provided herein.

8. SUPPLY

8.1                                 Supply by Scios. Prior to the first commercial sale of Licensed Product, Scios agrees to supply Biosite with BNP for development of Licensed Product upon placement of purchase orders, at a cost of [***] ($[***]) per milligram, not to exceed [***] ([***]) mg in each calendar year. Biosite shall notify Scios not less than [***] in advance of its intention to file [***] for [***] of a Licensed Product [***]. Scios shall have an option, exercisable within [***] business [***] of its receipt of such notice, to [***] with respect to BNP on the terms described in Section 8.3.

8.2                                 Specifications. BNP supplied by Scios to Biosite shall conform to the specifications set forth on Appendix C, attached hereto. Scios shall have the right to alter such specifications on [***] ([***]) days prior notice to Biosite, to the extent reasonably necessary to [***] of [***].

8.3                                 Supply Agreement. Any supply agreement negotiated [***] shall be on terms and conditions mutually acceptable to both parties and shall provide for (a) Biosite to purchase from Scios, and Scios to supply, all their requirements of BNP for use in Licensed Products, (b) the price of BNP not to exceed the lesser of [***]

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dollars ($[***]) per milligram and [***] ([***]) of [***] of [***], (c) Biosite to have a reasonable time period (not to exceed [***]) after delivery of any shipment of BNP by Scios within which to accept or reject such shipment for conformity with specifications, which acceptance shall release Scios from any on-going responsibility to Biosite with respect to Biosite’s use of the BNP in the shipment or sale of Licensed Product containing such BNP, (d) Biosite to have a right of termination if it can establish to Scios’ reasonable satisfaction that [***] (i.e., [***]) manufactured BNP is more suitable than [***] manufactured BNP for use in Licensed Product or if Scios notifies Biosite that Scios is altering the specifications of BNP pursuant to its right to do so under Section 8.2 and Biosite does not desire to incorporate such modifications into Licensed Products, and (e) other reasonable and customary terms, including appropriate assurances of inventory and future supply and the right on the part of Scios to terminate supply on terms consistent with Section 8.4. Acceptance by Biosite of any alteration of the specifications of BNP shall be reflected in an amendment to Appendix C and such acceptance by Biosite shall be deemed to be Biosite’s agreement that, for purposes of this Section 8.3, Biosite can incorporate the modified specifications into Licensed Product and Biosite has foregone the right to assume manufacturing of BNP triggered by such modification.

8.4                                 Manufacture of BNP by Biosite and Sublicensees. In the event that Scios is or becomes unable or unwilling to supply BNP to Biosite, or in the event that Biosite exercises a right of termination of the supply agreement as described in Section 8.3(d), Biosite’s license and any sublicense hereunder shall be deemed to include the right to manufacture or have manufactured BNP solely for use by Biosite and its sublicensees, if any, in Licensed Product.

8.5                                 Recombinant Manufacture by Third Party. If the supply agreement is not entered into or is terminated and Biosite or a sublicensee of Biosite elects to have BNP manufactured [***] by a Third Party, Biosite or a sublicensee of Biosite may transfer the manufacturing Know-how, including the [***] and other Know-how

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related to the manufacture of BNP, to such Third Party solely for use in manufacturing BNP for the uses permitted under this Agreement provided Biosite or a sublicensee of Biosite shall have entered into an agreement with such Third Party imposing upon such Third Party obligations of non-disclosure and non-use at least as stringent as those set forth in Article 10 with respect to the Know-how, including the [***]. Additionally, such agreement shall provide that it shall terminate upon termination of this Agreement between Scios and Biosite and that, upon termination, the Third Party will return to Scios or destroy any Know-how in tangible form and that the obligations of non-disclosure and non-use shall survive termination of such agreement for a period of at least [***]. Biosite shall notify Scios prior to it or any of its sublicensees entering into a BNP manufacturing agreement with a Third Party at least [***] prior to executing such agreement. Such notice shall include the identity of the Third Party manufacturer.

9. PATENTS

9.1                                 Patent Procurement and Maintenance. Scios shall be responsible for endeavoring to secure and maintain the Patent Rights throughout the Territory in such countries and in such manner as Scios shall elect after considering the views of Biosite and Scios’ other licensees of the Patent Rights. Scios shall notify Biosite of any change in status of patents and/or patent applications listed in Appendix A and of the filing of any new patent applications within the Patent Rights and Appendix A shall be amended from time to time to reflect such changes. In the event Biosite, alone or jointly with Scios, shall make any additional invention related to a Licensed Product, then Biosite shall be responsible and pay for the prosecution and maintenance of all applications and patents related to such invention including the costs of reexamination, reissue, opposition or interference proceedings. Any patents issuing from joint inventions shall be owned jointly by Biosite and Scios. Unless otherwise specifically agreed to herein and subject to the licenses granted under Article 2, as a joint owner, each party shall have the right to assign, transfer, license or exploit its interest in such joint inventions or joint patent rights without accounting or payment to the other Party. In the event any of the Patent Rights

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shall become involved in an opposition or interference proceeding, Scios shall manage the proceeding and Biosite [***] of the [***] of such proceeding. Scios agrees to keep Biosite reasonably informed concerning the proceeding and take its views into account in setting Scios’ strategy in the proceeding.

9.2                                 Third Party Infringement. If, during the term of this Agreement, Biosite notifies Scios that any unlicensed Third Party is infringing any of the Patent Rights by selling, distributing, marketing or using any Licensed Product in a country within the Territory, and Scios does not, within [***] ([***]) [***], either (a) establish that infringement is not occurring in such country, (b) establish by [***] or data from another reliable source that [***] by all [***] in such country [***] ([***]) of the [***] for Licensed Product in such country, (c) cause such infringement to abate or (d) institute a suit to enjoin such infringement, then Biosite shall have the right, subject to Section 9.5 and so long as such infringement continues, to pay royalties for sales of Licensed Product in any country in which such infringement is occurring, at [***] specified in Section 3.3; provided, however, that Scios shall not be required to maintain suits for infringement against more than [***] [***] at a time in any country in order to continue receiving royalties at the rate specified in Section 3.4. Scios shall bear the expense of any infringement suit and [***] any reward of monetary damages.

9.3                                 Infringement of Third-Party Patents. It is understood by the parties that Scios makes no representation or warranty that the [***] of Licensed Product will not infringe the patent rights of any Third Party. In the event any claim is made by any Third Party against Biosite or a sublicensee of Biosite alleging that the [***] of a Licensed Product by Biosite or a sublicensee of Biosite infringes any patent of a Third Party, Biosite shall promptly notify Scios in writing. Biosite shall be responsible for the defense of such suit except for any suit [***] to [***] or [***] in any country within the Territory

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[***] (a “[***]”). Subject to the provisions of Section 9.5, Biosite shall have the right to deduct [***] of such suit or any [***] Biosite in such suit from amounts due to Scios under this Agreement. Scios shall be responsible at its own cost, for the defense of any suit claiming that the [***] of Licensed Product by Biosite or a sublicensee of Biosite [***]. The Party conducting the defense of any infringement suit shall have control of the suit and shall use counsel if its choice is reasonably acceptable to the other party, provided the party in control shall have the right to confer with the other party on matters of strategy and shall not enter into any settlement agreement which adversely affects the economic interest of the other party [***] to this Agreement without that party’s consent.

9.4                                 License of Third-Party Patents. If, as a result of infringement litigation or agreement between Scios and Biosite, it is determined that it is necessary to obtain a license from a Third Party under any patent [***] BNP, the [***] of BNP, the [***] of Licensed Product or the [***] of Licensed Product, Biosite shall pay [***] and, subject to section 9.5, shall have the right to deduct [***] in any [***] from the [***] payable to Scios [***] under this Agreement. [***] paid by Biosite to any Third Party for license rights to patents covering [***] generally useful in [***], but not [***] to Licensed Product, shall not be deductible from royalties payable to Scios under this Agreement.

9.5                                 Limitation on Royalty Reduction. In no event shall the aggregate of reductions in royalties under Sections 9.2, 9.3 and 9.4 reduce the amount of royalties due to Scios in any royalty reporting period to less than [***] percent ([***]%).

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10. CONFIDENTIALITY

10.1                           Confidentiality. During the term of this Agreement, and for five (5) years thereafter (but in no event less than ten (10) years following the Effective Date), each party shall keep confidential and shall not disclose or provide to any Third Party (except as expressly permitted under this Agreement) or use for any purpose (except as expressly permitted by this Agreement) any information (specifically including, but not limited to, Know-how, biological samples and materials derived or reproduced therefrom) furnished to it by the other party pursuant to this Agreement other than to directors, officers, employees and consultants, except to the extent that it can be shown by the receiving party that such information:

(a)                  was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure by the other party;

(b)                 was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

(c)                  became generally available to the public or otherwise part of the public domain after its disclosure, other than through an act or omission on the part of the receiving party in breach of this Agreement; or

(d)                 is subsequently lawfully disclosed to the receiving party by a Third Party. Notwithstanding the foregoing, a party may disclose the other party’s confidential information to the extent reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, negotiating a merger or acquisition (under appropriate assurances of confidentiality), complying with applicable laws, government regulations or court orders, or conducting clinical trials; provided, however, that a party making such disclosure shall provide notice of, and opportunity to object to, such disclosure to the other party, which notice shall be in advance of disclosure to the extent reasonably possible.

10.2                           Survival of Obligation. The obligation of confidentiality set forth in Section 10.1 shall survive the expiration or termination of this Agreement.

11. TERM AND TERMINATION

11.1                           Term. This Agreement shall be in full force and effect from the Effective Date and, unless otherwise terminated by operation of law or by acts of the parties in accordance with the terms of this Agreement, shall remain in effect for the term of any royalty obligation under Section 3.4

11.2                           Early Termination. In case Biosite breaches a material obligation under the Agreement, Scios may notify Biosite of the particular default and its intention to terminate this Agreement. Unless such default is cured, or Biosite has provided evidence reasonably acceptable to Scios that such default is in the process of being cured, within [***] of the receipt of Biosite of written notice of the particular default, Scios shall have the option of terminating the Agreement on notice to Biosite. Failure of Scios to provide notice to Biosite of any default shall not be deemed a waiver of such default.

11.3                           Early Termination by Biosite. Biosite may terminate this Agreement at any time by giving [***] ([***]) [***] written notice to Scios of its intent to do so.

11.4                           Accrued Rights and Obligations. Unless otherwise specifically provided, all rights and obligations of Scios and Biosite hereunder shall remain in effect throughout the term of this Agreement and it is understood and agreed that expiration or other termination of this Agreement shall not relieve either party of any obligation arising under this Agreement which shall have accrued prior to such expiration or termination.

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Termination shall have no effect on Biosite’s obligation to report and pay all payments provided herein for any Licensed Products sold during the period prior to termination.

11.5                           Effect of Expiration or Termination.

(a)          Upon expiration of this Agreement pursuant to Section 11.1, Biosite and its sublicensees, if any, shall have a fully paid-up non-exclusive license to use the Know-how for the purposes set forth herein.

(b)         In the event of early termination pursuant to Section 2.4, Section 5.2, Section 11.2 or Section 11.3, each party to this Agreement (including, if any, each sublicensee) shall return all information it has received in tangible form that is subject to the confidentiality provisions of Article 10 to the party that provided such information, or at the request of the providing party, destroy such information, including all copies of documents and all materials, such as [***] materials, embodying the Know-how; provided that each party may retain one copy of such information for its legal files.

12. WARRANTIES AND DISCLAIMERS

12.1                           Warranty of Licensor. Scios warrants that it is the owner of the entire right, title and interest in the Patent Rights and Know-how and that it has the right to grant the license herein granted.

12.2                           Warranty of Biosite. Biosite warrants that it has the skills necessary to develop a Licensed Product and that it intends to do so.

12.3                           Exclusion by Both Parties. Except as expressly set forth in this Agreement, the parties expressly disclaim all warranties, express or implied, including without limitation warranties of merchantability, fitness for a particular purpose, or non-infringement.

12.4                           Product Liability Disclaimer. Since Biosite shall have full control over the design and development of Licensed Products and determine what testing or evaluation each Licensed Product shall be subject to prior to use, neither Scios nor any of its officers, employees or agents assumes any responsibility for the manufacture or product specifications or end-use of any products which are manufactured by or sold by Biosite under any of the Patent Rights and Know-how. All warranties in connection with such products shall be made by Biosite as manufacturer and/or seller and shall not directly or by implication obligate Scios or any of its officers, employees or agents.

13. INDEMNITY

13.1                           Indemnity. Biosite hereby agrees to indemnify, hold harmless and defend Scios, its directors, officers, employees and agents, against any and all losses, liabilities, damages and expenses (including reasonable attorneys’ fees and costs) incurred by Scios as a result of any claims, demands, actions or other proceedings by any third party arising out of:

(a)                  The gross negligence of willful misconduct of Biosite and/or its sublicensees; or

(b)                 The manufacture, packaging, use, sale, or other distribution of Licensed Products by Biosite and/or its sublicensees; or

(c)                  Any representation made or warranty expressly or impliedly given by Biosite or its sublicensees with respect to any Licensed Product;

except in each case to the extent that such losses, liabilities, damages and expenses arise out of the gross negligence of willful misconduct of Scios and/or its Affiliates.

13.2                           Procedures. If Scios intends to claim indemnification under Section 13.1 above, Scios shall promptly notify Biosite of any claim, demand, action or other proceeding for which Scios intends to claim such indemnification. Biosite shall have the right to participate in, and, to the extent Biosite so desires, jointly with any other indemnitor similarly noticed, to assume the defense thereof with counsel selected by Biosite. The indemnity obligations under Section 13.1 above shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the prior express written consent of Biosite, which consent shall not be withheld unreasonably. The failure to deliver notice to Biosite within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Biosite of any liability to Scios under Section 13.1 above, but the omission so to deliver notice to Biosite will not relieve it of any liability that it may have to any Scios otherwise than under Section 13.1. Biosite may not settle any such claim, demand, action or other proceeding, or otherwise consent to an adverse judgment in any such action, that diminishes the rights or interests of Scios without the express written consent of Scios. Scios, its employees and agents, shall cooperate fully with Biosite and its legal representatives in the investigation of any action, claim or liability covered by this indemnification.

14. TRADENAMES AND TRADEMARKS

14.1                           Tradenames and Trademarks. Nothing contained in this Agreement shall be construed as conferring any right of one party to use in advertising, publicity, or other promotional activities, any names, tradename, trademark, or other designation of the other party without such other party’s prior written consent and approval as to form. Each party hereto further agrees not to use or refer to this Agreement or the license granted hereunder in any promotional activity associated with the Licensed Products without the express written approval of the other party.

15. MISCELLANEOUS

15.1                           Waiver. No waiver by either party hereof of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent or similar breach or default.

15.2                           Assignment. Upon written notice to Scios, Biosite may assign this Agreement [***] with the [***] of [***] of its [***], or in the event of its [***] or [***]. Upon [***] prior written notice to Biosite, Scios may assign or transfer this Agreement [***]. Any permitted assignee shall assume all obligations of its assignor under this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns.

15.3                           Notices. Any notice or other communication required or permitted to be given to either party hereto shall be in writing and shall be effective on the date of receipt if delivered in person or by telex or ten (10) days after mailing by registered or certified mail, postage paid, or any other lawful means, to the other party at the following address:

In the case of Scios:                                                             Scios Inc.
2450 Bayshore Parkway
Mountain View, Ca 94043, USA
Attention: General Counsel
Facsimile: 415-962-5816

with a copy to the attention of:	Vice President of Business Development

In the case of Biosite:                                                     Biosite Diagnostics Incorporated
11030 Roselle Street, Suite D
San Diego, California 92121
Attention: President
Facsimile: (619) 455-4815

with a copy to:                                                                                         Pillsbury Madison & Sutro
235 Montgomery Street, 15th Floor
San Francisco, California 94104
Attention: Thomas E. Sparks, Jr.

Either party may change its address or facsimile number for communications by a notice to the other party in accordance with this Section 15.3.

15.4                           Governing Law and Jurisdiction. This Agreement shall be interpreted and construed in accordance with the laws of the state of California. Each party submits to

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the jurisdiction and venue of the California state courts and the federal courts for the Northern District of California for any action hereunder. Each party agrees that service of process may be effected against it by certified or registered mail with respect to legal actions commenced by the other party in any such jurisdiction.

15.5                           Headings. The heading of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

15.6                           Amendment. No amendment or modification hereof shall be valid or binding upon the parties unless made in writing and signed by both parties.

15.7                           Force Majeure. Any delay in performance by any party under this Agreement shall not be considered a breach of this Agreement if and to the extent caused by occurrences beyond the reasonable control of the party affected, including but not limited to acts of God, embargoes, governmental restrictions, strikes or other concerted acts of workers, fire, flood, explosion, riots, wars, civil disorder, rebellion or sabotage. The party suffering such occurrence shall promptly notify the other party and the time for performance of any obligation hereunder shall be extended by the actual time of delay caused by the occurrence.

15.8                           Independent Contractors. In making and performing this Agreement, Biosite and Scios act and shall act at all times as independent contractors and nothing contained in this Agreement shall be construed or implied to create an agency, partnership or employer and employee relationship between Scios and Biosite. At no time shall one party make commitments or incur any charges or expenses for or in the name of the other party except as specifically provided herein.

15.9                           Severability. If any term, condition or provision of this Agreement is held to be unenforceable for any reasons, it shall if possible, be interpreted rather than voided, in order to achieve the intent of the parties to this Agreement to the extent possible. In any event, all other terms, conditions and provisions of this Agreement shall remain valid and enforceable to the full extent.

15.10                     Additional Documents. Each party to execute such further papers or agreements as may be necessary to effect the purpose of this Agreement.

15.11                     Entire Agreement. This Agreement embodies the entire understanding of the parties and shall supersede all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof.

IN WITNESS HEREOF, both Scios and Biosite have executed this Agreement, in duplicate originals, by their respective officers hereunto duly authorized, as of the day and year hereabove written.

SCIOS:	SCIOS INC.
	By:	/s/ Richard L. Casey
	Name:	Richard L. Casey
	Title:	Chairman and CEO

BIOSITE:	BIOSITE DIAGNOSTICS, INCORPORATED
	By:	/s/ Kim D. Blickenstaff
	Name:	Kim D. Blickenstaff
	Title:	President & CEO

Appendices:

Appendix A	-	List of Patent Rights
Appendix B	-	List of [***] to be delivered by Scios
Appendix C	-	Specifications for BNP

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APPENDIX A

PATENT RIGHTS

I.                                         [***]

ISSUED PATENTS:

Jurisdiction	Date Filed	Date Issued	Patent Number
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]

PATENT APPLICATIONS:

Jurisdiction	Date Filed	Date Issued	Patent Number
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

II.                                     [***]

PATENT APPLICATIONS:

Jurisdiction	Date Filed	Date Issued	Patent Number
[***]	[***]	[***]	[***]

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APPENDIX B

LIST OF [***] TO BE DELIVERED BY SCIOS

[***]

•	-	[***]

•	-	[***]

•	-	[***]

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APPENDIX C

SPECIFICATIONS FOR BNP

[***]

SOP	Test Procedure / Specification	Result
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

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